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Exhibit 4

Common Stock                                                      Common Stock
  Number                                                             Shares

______________                   United Security Bancshares      _______________

                       Incorporated under the laws of the        See Reverse for
                              State of California            Certain Definitions

                                                                 CUSIP _________

This certifies that:

is the record holder of:

                     shares of no par value common stock of
                           United Security Bancshares

hereinafter designated the "Company", transferable on the share register of the Company in person or by duly authorized attorney upon surrender of this Certificate properly endorsed or assigned. By the acceptance of this Certificate, the holder hereof assents to and agrees to be bound by all of the provisions of the Articles of Incorporation and all amendments thereto.

      Witness the facsimile seal of the Company and the facsimile signatures of its duly authorized officers.

      Dated:

      Robert G. Bitter       United Security Bancshares      Dennis R. Woods
      Secretary                                              President and Chief
                                                             Executive Officer
                                   Incorporated
                                   Feb. 21, 2001
                                   California


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The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common       UNIF GIFT MIN ACT - _______Custodian_______
                                                         (Cust)          (Minor)
TEN ENT - as tenants by the entireties                    under Uniform Gifts to
                                                         Minors Act ____________
JT TEN  - as joint tenants with right                                  (State)
          of survivorship and not as
          tenants in common

     Additional abbreviations may also be used though not in the above list.

  For valued received, _________________ hereby sell, assign and transfer unto

Please insert social security or other
   identifying number of assignee

______________________________________

________________________________________________________________________________
  (Please Print or Typewrite Name and Address, Including Zip Code, of Assignee)

________________________________________________________________________________

________________________________________________________________________________

__________________________________________________________________________shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint __________________________________Attorney to transfer said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated_______________________


                                      __________________________________________
                                      Notice: The signature to this assignment
                                              must correspond with the name as
                                              written upon the face of the
                                              Certificate in every particular,
                                              without alteration or enlargement
                                              or any change whatever.

Signature(s) Guaranteed


By____________________________________________________________
The signature(s) should be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan association and credit unions with membership in an approved signature guarantee medallion program) pursuant to S.E.C. Rule 17Ad-15.


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